                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                          June 23, 2003 (June 23, 2003)

                                  -------------

                                DOUBLECLICK INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)



                 000-23709                       13-3870996
  (COMMISSION FILE NUMBER)              (I.R.S. EMPLOYER IDENTIFICATION NO.)


                              450 WEST 33RD STREET
                            NEW YORK, NEW YORK 10001
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (212) 683-0001
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                      N.A.
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                -------------------------------------------------






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Item 5. Other Events and Regulation FD Disclosure.

On June 23, 2003, DoubleClick Inc. ("DoubleClick") issued a press release announcing that it completed its sale of $135 million aggregate principal amount of Zero Coupon Convertible Subordinated Notes due 2023 (the "Notes") in a private offering, and that it had initiated a call for redemption of all of its 4.75% Convertible Subordinated Notes due 2006. A copy of the press release is filed as Exhibit 99.1 to this report. The Notes were issued pursuant to an Indenture, dated as of June 23, 2003, by and between DoubleClick and The Bank of New York. A copy of the Indenture is filed as Exhibit 4.1 to this report.

The Notes have been offered only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and outside the United States pursuant to Registration S under the Securities Act. The Notes and the shares of common stock issuable upon conversion of the Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act. DoubleClick has agreed in a Registration Rights Agreement, dated as of June 23, 2003, between DoubleClick and the initial purchasers, to file with the Securities and Exchange Commission a registration statement covering resales of the Notes and the shares of common stock issuable upon conversion of the Notes. A copy of the Registration Rights Agreement is filed as Exhibit 4.2 to this report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

--------------

 4.1 Indenture, dated as of June 23, 2003, between DoubleClick Inc. and The Bank of New York, as Trustee

 4.2 Registration Rights Agreement, dated as of June 23, 2003, between DoubleClick Inc. and Citigroup Global Markets Inc.

99.1     Press Release dated June 23, 2003

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DOUBLECLICK INC.
                                      ----------------------------------------
                                      (Registrant)


                                      By:  /s/ Bruce Dalziel
                                           -----------------------------------
                                           Name: Bruce Dalziel
                                           Title: Chief Financial Officer

Dated: June 23, 2003


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 EXHIBIT                             EXHIBIT INDEX
-------                              -------------
 4.1              Indenture, dated as of June 23, 2003, between DoubleClick Inc.
                  and The Bank of New York, as Trustee

 4.2 Registration Rights Agreement, dated as of June 23, 2003, between DoubleClick Inc. and Citigroup Global Markets Inc.

99.1              Press Release dated June 23, 2003